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                                                                      EXHIBIT 17

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                               EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

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           VOTE BY TELEPHONE                            VOTE BY INTERNET                                 VOTE BY MAIL
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                              TELEPHONE AND INTERNET VOTING AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!

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           VOTING BY TELEPHONE                        VOTING BY INTERNET                                VOTING BY MAIL
Have your proxy card available.  Call the    Have your proxy card available.  Log         Please mark, sign and date your proxy
TOLL-FREE NUMBER 1-800-XXX-XXXX using a      on to http://www.aimfunds.com and            card and return it in the POSTAGE-PAID
touch-tone telephone.  You will be           select Proxy Voting to access your           ENVELOPE provided or return it to:
prompted to enter your Control Number as     Fund.  Follow the simple screen              Proxy Tabulator, P.O. Box xxxx,
shown below.  Follow the simple prompts      instructions that will be presented          Hingham, MA 02043-xxxx.
that will be presented to you to record      to you to record your vote.
your vote.
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                         NOTE: IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.

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                                             USE THE CONTROL NUMBER BELOW TO VOTE
                                            THIS PROXY CARD BY TELEPHONE OR INTERNET.
                                           EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                                            **** CONTROL NUMBER: 999 999 999 999 ****
                                           -------------------------------------------

                               -- Please fold and detach card at perforation before mailing. --


PROXY CARD                                                                                                              PROXY CARD
                                           PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                                                    AIM EUROLAND GROWTH FUND

                                               (A PORTFOLIO OF AIM GROWTH SERIES)

                              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 4, 2002

         The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the
         Special Meeting of Shareholders on September 4, 2002, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY
         IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                                                            -- PROXY MUST BE SIGNED AND DATED BELOW.

                                                                            Dated                            2002
                                                                                  --------------------------

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                                                                                        Signature(s) (if held jointly)

                                                                            NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                            THIS PROXY CARD. All joint owners should sign. When
                                                                            signing as executor, administrator, attorney, trustee
                                                                            or guardian or as custodian for a minor, please give
                                                                            full title as such. If a corporation, please sign in
                                                                            full corporate name and indicate the signer's office.
                                                                            If a partner, sign in the partnership name.
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         o Please fold and detach card at perforation before mailing. o

  -- PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. --
                       PLEASE DO NOT USE FINE POINT PENS.
                                                                             [X]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE APPROVAL OF THE PROPOSAL.

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                                                                                   FOR     AGAINST     ABSTAIN
1.   To approve an Agreement and Plan of Reorganization that provides for          [ ]       [ ]         [ ]
     the combination of AIM Euroland Growth Fund, a portfolio of AIM Growth
     Series, with AIM European Growth Fund, a portfolio of AIM
     International Funds, Inc.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
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